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                                                                       EXHIBIT 1

                            Agreement of Joint Filing

      In accordance with Rule 13d-1(f), promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing on behalf of each of them of a Statement on Schedule 13D, and any amendments thereto, with respect to the Common Stock, $0.01 par value per share, of Primus Telecommunications Group, Incorporated and that this Agreement may be included as an Exhibit to such filing.

      This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

      IN WITNESS WHEREOF, each of the undersigned hereby executes this Agreement as of January 10, 2003.



                                           AIG GLOBAL SPORTS AND
                                           ENTERTAINMENT FUND, L.P.

                                           By: AIG GSEF, L.P.
                                                Its general partner

                                               By: AIG GSEF Investments, Ltd.,
                                                    its general partner

                                           By:  /s/ Peter Yu
                                              ---------------------
                                              Name:  Peter Yu
                                              Title: Director

                                           AIG GSEF, L.P.

                                           By: AIG GSEF Investments, Ltd.,
                                                its general partner

                                           By:  /s/ Peter Yu
                                              ---------------------
                                              Name:  Peter Yu
                                              Title: Director

                                           AIG GSEF INVESTMENTS, LTD.

                                           By:  /s/ Peter Yu
                                              ---------------------
                                              Name:  Peter Yu
                                              Title: Director
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                                           AIG CAPITAL PARTNERS, INC.

                                           By:  /s/ Peter Yu
                                              ---------------------
                                              Name:  Peter Yu
                                              Title: President


                                           AIG GLOBAL EMERGING
                                           MARKETS FUND, L.L.C.

                                           By: AIG Capital Management Corp.,
                                                its managing member

                                           By:  /s/ Peter Yu
                                              ---------------------
                                              Name:  Peter Yu
                                              Title: Managing Director and
                                                     Vice President

                                           GEM PARALLEL FUND, L.P.

                                           By: AIG Capital Management Corp.,
                                                its general partner

                                           By:  /s/ Peter Yu
                                              ---------------------
                                              Name:  Peter Yu
                                              Title: Managing Director


                                           AIG CAPITAL MANAGEMENT CORP.

                                           By:  /s/ Peter Yu
                                              ---------------------
                                              Name:  Peter Yu
                                              Title: Managing Director

                                           AIG ASSET MANAGEMENT SERVICES, INC.

                                           By:  /s/ Win J. Neuger
                                              ---------------------------
                                              Name:  Win J. Neuger
                                              Title: Director & President
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                                           AIG GLOBAL INVESTMENT GROUP, INC.

                                           By:  /s/ Win J. Neuger
                                              ---------------------------
                                              Name:  Win J. Neuger
                                              Title: Chairman & Chief
                                                     Executive Officer


                                           AMERICAN INTERNATIONAL GROUP, INC.

                                           By:  /s/ Kathleen E. Shannon
                                              ---------------------------
                                              Name:  Kathleen E. Shannon
                                              Title: Vice President &
                                                     Secretary